UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 13, 2003


                          MID-POWER SERVICE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                       2-85602-D                       87-0398403
-----------------              --------------                -------------------
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)


             3800 Howard Hughes Parkway
                     Suite 860A
                  Las Vegas, Nevada                             89109
      ----------------------------------------               ----------
      (Address of principal executive offices)               (Zip Code)


                                 (702) 214-3615
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              (Registrant's telephone number, including area code)

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                              ITEM 5. OTHER EVENTS
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         The hearing on Mid-Power Service Corporation's motion in the District
Court of Clark County, Nevada, for a preliminary injunction in its lawsuit against Edward Mike Davis, a 61% stockholder of the Company, has been rescheduled by the court, on the court's own motion, to Friday, January 24, 2003. The parties have stipulated to the continued entry of the temporary restraining order preventing Edward Mike Davis from filing a Confession of Judgment for approximately $10.2 million against Mid-Power, transferring properties subject to their Colorado and Wyoming exploration ventures, and transferring the approximately 17.1 million shares of Mid-Power stock he holds, pending the hearing. Discussions between the parties have not resulted in resolution of any of the disputes between them.

         Additionally, Mid-Power has been served with a second complaint from Edward Mike Davis, this one filed in the District Court for the First Judicial District in Laramie County, Wyoming, seeking a determination that Mid-Power has breached the Wyoming venture agreement between the parties and thereby forfeited its rights under that agreement. Mid-Power intends to defend the lawsuit vigorously and assert all available counterclaims.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of the results of pending litigation, the availability of required funding, Mid-Power's ability to generate substantial revenues, or Mid-Power's ability to continue. Forward-looking statements are subject to risks and uncertainties outside Mid-Power's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Mid-Power's 2002 annual report on Form 10-KSB, as amended, and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MID-POWER SERVICE CORPORATION


Dated:  January 17, 2003                       By:  /s/ James W. Scott
                                                   -----------------------------
                                                   James W. Scott, President

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